PNG VENTURES, INC.
5310 Harvest Hill Road, Suite 229
Dallas, TX 75230

April 1, 2009

BY FACSIMILE (212/759-0091)
Fourth Third LLC
3785 Park Avenue, Suite 3304
New York, NY 10152
Attn.: Brian J. Cavanagh, CFO

RE:  Master Rights Agreement, made and entered into as of the 26th date of June, 2008 by and among PNG Ventures, Inc. (“PNG”) and Fourth Third LLC (“Fourth Third”)

Ladies and Gentlemen:

The purpose of this letter is to confirm our understanding regarding certain provisions of the referenced Master Rights Agreement (the “Agreement”).  Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

1.	The parties hereto agree that the term “Price Determination Date” shall be amended and restated in its entirety to read as follows:

“Price Determination Date” means the date that is the earliest to occur of (i) the closing of a PIPE Offering, (ii) the date that the indebtedness under the Credit Agreement is reduced to $30,000,000 or below, (iii) July 1, 2009, (iv) the date that a Registration Statement with respect to the Shares is declared effective, or (v) the date that the date that the last of the indebtedness of the Company in favor of Black Forest International LLC. is repaid or discharged.

2.	The address for notices to PNG shall be amended to be the following:

PNG VENTURES, INC.
5310 Harvest Hill Road, Suite 229
Dallas, TX 75230
Attn.:  Cem Hacioglu, CEO
Facsimile: (214) 634-6276

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn.:  Gregory Sichenzia, Esq.
Facsimile:  (212) 930-9725
Email: gsichenzia@srff.com

3.           The provisions hereof shall be effective as of April 1, 2009.

Except as hereinabove provided, the provisions of the Agreement shall remain in full force and effect.

PNG VENTURES, INC.                                                                 FOURTH THIRD LLC

/s/ Cem Hacioglu                                /s/ Seth B. Taube
Name: Cem Hacioglu                                                                  Name: Seth B. Taube
Title:  President and CEO                                                                  Title: Authorized Signatory